Exhibit 4.05

SCHEDULE OF OMITTED STANDARD CONCESSION AGREEMENT FOR DOMESTIC LONG-DISTANCE SWITCHED, FIXED-LINE TELEPHONE SERVICE

As these agreements are identical in every case except for their reference number and the sector of Region I or Region II covered by them, we have, for ease of reference, filed only the relevant standard concession agreement approved by ANATEL and provided this schedule to indicate the concession agreements that we have omitted from filing as exhibits to this annual report on Form 20-F.

1.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 02, No. 126/2006 - ANATEL, dated December 2005.

2.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 04, No. 128/2006 - ANATEL, dated December 2005.

3.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 05, No. 129/2006 - ANATEL, dated December 2005.

4.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 06, No. 130/2006 - ANATEL, dated December 2005.

5.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 07, No. 131/2006 - ANATEL, dated December 2005.

6.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 08, No. 132/2006 - ANATEL, dated December 2005.

7.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 09, No. 133/2006 - ANATEL, dated December 2005.

8.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 10, No.134/2006 - ANATEL, dated December 2005.

9.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 11, No. 135/2006 - ANATEL, dated December 2005.

10.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 12, No. 136/2006 - ANATEL, dated December 2005.

11.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 13, No. 137/2006 - ANATEL, dated December 2005.

12.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 14, No. 138/2006 - ANATEL, dated December 2005.

13.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 15, No. 139/2006 - ANATEL, dated December 2005.

14.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 16, No. 140/2006 - ANATEL, dated December 2005.

15.	Concession Agreement for Long-Distance Switched, Fixed-Line Telephone Service between ANATEL and Telemar Norte Leste S.A. - Sector 17, No.141/2006 - ANATEL, dated December 2005.

16.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A. - Sector 18, No. 142/2006 - ANATEL, dated December 2005.

17.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 19, No. 143/2006 - ANATEL, dated December 2005.

18.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 21, No. 145/2006 - ANATEL, dated December 2005.

19.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 23, No. 147/2006 - ANATEL, dated December 2005.

20.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 24, No. 148/2006 - ANATEL, dated December 2005.

21.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A. - Sector 26, No. 150/2006 - ANATEL, dated December 2005.

22.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 27, No. 151/2006 - ANATEL, dated December 2005.

23.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 28, No. 152/2006 - ANATEL, dated December 2005.

24.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 29, No. 153/2006 - ANATEL, dated December 2005.

25.	Concession Agreement for Domestic Long-Distance Switched, Fixed-Line Telephone Services between ANATEL and Brasil Telecom S.A - Sector 30, No. 154/2006 - ANATEL, dated December 2005.